UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of report (Date of earliest event reported):
                                December 6, 2005


                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         333-31931                                    13-3961898
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     (Commission File Number)               (IRS Employer Identification No.)

      257 Park Avenue South
         New York, New York                            10010-7304
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(Address of Principal Executive Offices)               (Zip Code)

                                 (212) 253-8185
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

(b)

           On December 6, 2005, Edward L. Hickerson, Vice President-Finance and chief accounting officer of North Atlantic Trading Company, Inc. ("NATC"), resigned from his employment with NATC, effective immediately.

(c)

           Effective December 6, 2005, Camilla Fentress was appointed Vice President-Finance of NATC, replacing Edward L. Hickerson as chief accounting officer.

           Ms. Fentress (age 50) has served in a variety of financial positions with NATC since August of 2000, most recently as Director-Financial Reporting. Prior to joining NATC, Ms. Fentress held a variety of accounting positions with Phillip Morris from 1977 to 2000.

           There is no arrangement or understanding pursuant to which Ms. Fentress was appointed to her position as Vice President-Finance of NATC, and there are no transactions or proposed transactions to which NATC is a party and in which Ms. Fentress has or will have a material interest. Ms. Fentress does not have a family relationship with any director or executive officer of NATC.

ITEM 8.01   OTHER EVENTS

           Effective with the commencement of NATC's 2006 fiscal year on January 1, 2006, the principal corporate offices of NATC will be relocated from 257 Park Avenue South, New York, New York, 10010 to 3029 West Muhammad Ali Boulevard, Louisville, Kentucky, 40212.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTH ATLANTIC TRADING COMPANY, INC.

                                        By:    /s/ Brian C. Harriss
                                               ---------------------------------
                                        Name:  Brian C. Harriss
                                        Title: Chief Financial Officer

Date: December 12, 2005











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